     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2002
                                                    REGISTRATION NO. 333-68530
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                              eLOYALTY CORPORATION
             (Exact name of registrant as specified in its charter)
                              --------------------

            DELAWARE                                              36-4304577
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

             150 FIELD DRIVE
                SUITE 250                                           60045
          LAKE FOREST, ILLINOIS                                   (Zip Code)
(Address of Principal Executive Offices)

                 eLOYALTY CORPORATION 2000 STOCK INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2001)
                            (Full Title of the Plan)


                                 KELLY D. CONWAY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              eLOYALTY CORPORATION
                                 150 FIELD DRIVE
                                    SUITE 250
                           LAKE FOREST, ILLINOIS 60045
                     (Name and Address of Agent for Service)

                                 (847) 582-7000
          (Telephone Number, Including Area Code, of Agent for Service)


                                   COPIES TO:
   M. FINLEY MAXSON                                     ROBERT S. WERT
   WINSTON & STRAWN                           VICE PRESIDENT AND GENERAL COUNSEL
 35 WEST WACKER DRIVE                                eLOYALTY CORPORATION
CHICAGO, ILLINOIS 60601                           150 FIELD DRIVE, SUITE 250
    (312) 558-5600                               LAKE FOREST, ILLINOIS 60045
                                                        (847) 582-7000

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================
                                                             PROPOSED         PROPOSED
                                               AMOUNT         MAXIMUM           MAXIMUM      AMOUNT OF
                                                TO BE      OFFERING PRICE     AGGREGATE    REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED          REGISTERED      PER UNIT      OFFERING PRICE      FEE
-------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share.....400,000 shares    $0.48 (1)      $192,000(1)       $48
-------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights.............400,000 rights       (2)              (2)          (2)
=======================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) and (c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices reported for shares of Common Stock of the Registrant on the Nasdaq National Market on August 23, 2001.
(2) The preferred stock purchase rights initially are attached to and trade with the shares of common stock registered hereby. The value attributable to such rights, if any, is reflected in the market price of the common stock.

                              PURPOSE OF AMENDMENT

                  This Post Effective Amendment No. 1 to Form S-8 Registration Statement is being filed solely for the purpose of restating the amount of registration fee paid by eLoyalty Corporation (the "Registrant"), in connection with the filing of the Registrant's Form S-8 Registration Statement (File No. 333-68530) (the "Registration Statement") on August 28, 2001. The contents of the Registrant's previously filed Form S-8 Registration Statement (File No. 333-42284), as filed with the Securities and Exchange Commission on July 26, 2000, and the Registration Statement are incorporated herein by reference to the extent not otherwise amended or superseded by the contents hereof.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.        EXHIBITS.

         The following documents are filed as exhibits to this Post Effective Amendment No. 1 to Registration Statement:

         Exhibit No.     Description

         4.1 Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit
                         3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

         4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on March 24, 2000 (File No. 0-27975))

         4.3 Rights Agreement, dated as of March 17, 2000, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent (incorporated herein by reference to Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Commission on March 24, 2000 (File No. 0-27975))

         4.4 By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

         4.5 eLoyalty Corporation 2000 Stock Incentive Plan (as Amended and Restated as of February 28, 2001) (incorporated herein by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (File No. 0-27975))

         5.1* Opinion of Winston & Strawn as to the legality of the securities being registered

        23.1*            Consent of PricewaterhouseCoopers LLP

        23.2*            Consent of Winston & Strawn (included as part of
                         Exhibit 5.1)

        24.1*            Power of Attorney from Tench Coxe, Director

        24.2*            Power of Attorney from Jay C. Hoag, Director

        24.3*            Power of Attorney from John T. Kohler, Director

        24.4*            Power of Attorney from Michael J. Murray, Director


---------------------
* Previously filed.

                                   SIGNATURES

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LAKE FOREST, STATE OF ILLINOIS, ON FEBRUARY 25, 2002.

                              eLOYALTY CORPORATION

                              By:           /s/ KELLY D. CONWAY
                                 -----------------------------------------------
                                                Kelly D. Conway
                                     President and Chief Executive Officer

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AS OF FEBRUARY 25, 2002.


               SIGNATURE                                             TITLE
         /s/ KELLY D. CONWAY                       Director, President and Chief Executive Officer
-------------------------------------------                 (Principal Executive Officer)
           Kelly D. Conway

      /s/ TIMOTHY J. CUNNINGHAM                  Senior Vice President, Chief Financial Officer and
-------------------------------------------                       Corporate Secretary
        Timothy J. Cunningham               (Principal Financial Officer and Principal Accounting Officer)

                  *                                                   Director
-------------------------------------------
             Tench Coxe

                  *                                                   Director
-------------------------------------------
             Jay C. Hoag

                  *                                                   Director
-------------------------------------------
           John T. Kohler

                  *                                                   Director
-------------------------------------------
          Michael J. Murray

*By:  /s/ TIMOTHY J. CUNNINGHAM
-------------------------------------------
   Timothy J. Cunningham, Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.    Description

 4.1 Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

 4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on March 24, 2000 (File No. 0-27975))

 4.3 Rights Agreement, dated as of March 17, 2000, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent (incorporated herein by reference to Exhibit 4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form 8-A, filed with the Commission on March 24, 2000 (File No. 0-27975))

 4.4 By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-94293))

 4.5 eLoyalty Corporation 2000 Stock Incentive Plan (as Amended and Restated as of February 28, 2001) (incorporated herein by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (File No. 0-27975))

 5.1* Opinion of Winston & Strawn as to the legality of the securities being registered

23.1*          Consent of PricewaterhouseCoopers LLP

23.2*          Consent of Winston & Strawn (included as part of Exhibit 5.1)

24.1*          Power of Attorney from Tench Coxe, Director

24.2*          Power of Attorney from Jay C. Hoag, Director

24.3*          Power of Attorney from John T. Kohler, Director

24.4*          Power of Attorney from Michael J. Murray, Director


-------------------
* Previously filed.